UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2006

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63-0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon	97222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 653-8881

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 23, 2006, Blount International, Inc. (the “Company”) entered into a Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated US Security Agreement among the Company, Blount, Inc., Dixon Industries, Inc., Fabtek Corporation, Frederick Manufacturing Corporation, Gear Products, Inc., Omark Properties, Inc., Windsor Forestry Tools LLC, Blount Canada Ltd., the other credit parties thereto, the lenders party thereto and the agents party thereto.

The Amendment is attached hereto as Exhibit 1.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

Exhibit No.	Description
1.1	Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated US Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.,

Date: March 24, 2006	By:	/s/ Calvin E. Jenness
Calvin E. Jenness Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Third Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated US Security Agreement